Exhibit 99.2

Reconciliation of Previously Issued Financial Statements to the Respective Restated Financial Statements

SIEBEL SYSTEMS, INC.
Reconciliation of Selected As Reported and As Restated Data
 (In thousands, except per share data)

                                                                      Year Ended December 31,
                                               -------------------------------------------------------------------------------
Selected Statement of Operations Data:            1998         1999        2000          2001          2002          2003
---------------------------------------------  -----------  ----------  ------------  ------------  ------------  ------------
Total Costs and Expenses
    as reported                                $  357,085   $ 661,267   $ 1,497,671   $ 1,726,714   $ 1,729,569   $ 1,387,967
    adjustments                                       108         221         2,208         5,091         4,365         3,616
                                                ----------  ----------  ------------  ------------  ------------  ------------
    as restated                                   357,193     661,488     1,499,879     1,731,805     1,733,934     1,391,583
                                               ===========  ==========  ============  ============  ============  ============
Operating Income (Loss)
    as reported                                    64,469     161,187       322,535       357,882       (94,262)      (33,739)
    adjustments                                      (108)       (221)       (2,208)       (5,091)       (4,365)       (3,616)
                                               -----------  ----------  ------------  ------------  ------------  ------------
    as restated                                    64,361     160,966       320,327       352,791       (98,627)      (37,355)
                                               ===========  ==========  ============  ============  ============  ============
Net Income (Loss)
    as reported                                    42,290     110,025       221,899       254,575       (35,704)       (3,396)
    adjustments                                       (64)       (131)       (1,316)       (3,047)       (3,103)       (1,795)
                                               -----------  ----------  ------------  ------------  ------------  ------------
    as restated                                    42,226     109,894       220,583       251,528       (38,807)       (5,191)
                                               ===========  ==========  ============  ============  ============  ============
Diluted EPS
    as reported                                      0.10        0.12          0.24          0.49         (0.08)        (0.01)
    adjustments                                        --          --         (0.01)        (0.01)           --            --
                                               -----------  ----------  ------------  ------------  ------------  ------------
    as restated                                      0.10        0.12          0.23          0.48         (0.08)        (0.01)
                                               ===========  ==========  ============  ============  ============  ============

Selected Balance Sheet Data:
---------------------------------------------
Deferred Income Taxes
    as reported                                $   13,270   $      --   $    93,533   $   110,856   $   139,229   $   157,608
    adjustments                                        44         134         1,026         3,070         4,332         6,153
                                               -----------  ----------  ------------  ------------  ------------  ------------
    as restated                                    13,314         134        94,559       113,926       143,561       163,761
                                               ===========  ==========  ============  ============  ============  ============
Restructuring and Other Long-Term Liabilities
    as reported                                       783       1,439            --         3,048       127,419       106,078
    adjustments                                       108         329         2,537         7,628        11,993        15,609
                                               -----------  ----------  ------------  ------------  ------------  ------------
    as restated                                       891       1,768         2,537        10,676       139,412       121,687
                                               ===========  ==========  ============  ============  ============  ============
Retained Earnings
    as reported                                    56,973     103,104       226,248       480,823       445,119       441,723
    adjustments                                       (64)       (195)       (1,511)       (4,558)       (7,661)       (9,456)
                                               -----------  ----------  ------------  ------------  ------------  ------------
    as restated                                    56,909     102,909       224,737       476,265       437,458       432,267
                                               ===========  ==========  ============  ============  ============  ============

SIEBEL SYSTEMS, INC.
Reconciliation of Selected As Reported and As Restated Data
 (In thousands, except per share data)

                                                          Year Ended December 31, 2003                    Year Ended December 31, 2004
                                               ---------------------------------------------------  ----------------------------------------
Selected Statement of Operations Data:           Q1 2003     Q2 2003      Q3 2003       Q4 2003       Q1 2004       Q2 2004       Q3 2004
---------------------------------------------  -----------  ----------  ------------  ------------  ------------  ------------  ------------
Total Costs and Expenses
    as reported                                $  336,042   $ 328,208   $   412,737   $   310,980   $   291,585   $   297,030   $   291,361
    adjustments                                     1,436       1,325          (522)        1,377         1,137         1,175         1,758
                                                ----------  ----------  ------------  ------------  ------------  ------------  ------------
    as restated                                   337,478     329,533       412,215       312,357       292,722       298,205       293,119
                                               ===========  ==========  ============  ============  ============  ============  ============
Operating Income (Loss)
    as reported                                    (3,287)      5,091       (91,305)       55,762        37,702         4,029        25,725
    adjustments                                    (1,436)     (1,325)          522        (1,377)       (1,137)       (1,175)       (1,758)
                                               -----------  ----------  ------------  ------------  ------------  ------------  ------------
    as restated                                    (4,723)      3,766       (90,783)       54,385        36,565         2,854        23,967
                                               ===========  ==========  ============  ============  ============  ============  ============
Net Income (Loss)
    as reported                                     4,618       9,768       (59,330)       41,548        31,652         8,216        19,370
    adjustments                                      (850)       (759)          629          (815)         (672)         (695)       (1,040)
                                               -----------  ----------  ------------  ------------  ------------  ------------  ------------
    as restated                                     3,768       9,009       (58,701)       40,733        30,980         7,521        18,330
                                               ===========  ==========  ============  ============  ============  ============  ============
Diluted EPS
    as reported                                      0.01        0.02          0.12          0.08          0.06          0.02          0.04
    adjustments                                        --          --            --         (0.01)           --         (0.01)        (0.01)
                                               -----------  ----------  ------------  ------------  ------------  ------------  ------------
    as restated                                      0.01        0.02          0.12          0.07          0.06          0.01          0.03
                                               ===========  ==========  ============  ============  ============  ============  ============

Selected Balance Sheet Data:
---------------------------------------------
Deferred Income Taxes
    as reported                                $  139,463   $ 137,831   $   165,717   $   157,608   $   154,652   $   160,469   $   159,088
    adjustments                                     4,918       5,484         5,591         6,153         6,618         7,098         7,816
                                               -----------  ----------  ------------  ------------  ------------  ------------  ------------
    as restated                                   144,381     143,315       171,308       163,761       161,270       167,567       166,904
                                               ===========  ==========  ============  ============  ============  ============  ============
Restructuring and Other Long-Term Liabilities
    as reported                                   114,812      84,520       127,421       106,078        98,689        89,896        81,509
    adjustments                                    13,429      14,754        14,232        15,609        16,746        17,921        19,679
                                               -----------  ----------  ------------  ------------  ------------  ------------  ------------
    as restated                                   128,241      99,274       141,653       121,687       115,435       107,817       101,188
                                               ===========  ==========  ============  ============  ============  ============  ============
Retained Earnings
    as reported                                   449,737     459,505       400,175       441,723       473,375       481,591       500,961
    adjustments                                    (8,511)     (9,270)       (8,641)       (9,456)      (10,128)      (10,823)      (11,863)
                                               -----------  ----------  ------------  ------------  ------------  ------------  ------------
    as restated                                   441,226     450,235       391,534       432,267       463,247       470,768       489,098
                                               ===========  ==========  ============  ============  ============  ============  ============

SIEBEL SYSTEMS, INC.
Consolidated Statements of Operations
 (In thousands, except per share data)

                                                                    Year Ended                           Year Ended
                                                                   December 31,                         December 31,
                                                                       2003            Adjustments          2003
                                                                 ------------------  ---------------  ---------------
                                                                   (as reported)                       (as restated)
Revenues:
    Software...................................................  $         482,274   $           --   $      482,274
    Professional services, maintenance and other...............            871,954               --          871,954
                                                                 ------------------  ---------------  ---------------
        Total revenues.........................................          1,354,228               --        1,354,228
                                                                 ------------------  ---------------  ---------------
Cost of revenues:
    Software...................................................             18,357               --           18,357
    Professional services, maintenance and other...............            487,840            2,166          490,006
                                                                 ------------------   --------------   --------------
        Total cost of revenues.................................            506,197            2,166          508,363
                                                                 ------------------  ---------------  ---------------
        Gross margin...........................................            848,031           (2,166)         845,865
                                                                 ------------------  ---------------  ---------------
Operating expenses:
    Product development........................................            308,852            1,834          310,686
    Sales and marketing........................................            357,133            1,185          358,318
    General and administrative.................................            106,082              512          106,594
    Restructuring and related expenses.........................            104,391           (2,081)         102,310
    Purchased in-process product development...................              5,312               --            5,312
                                                                 ------------------  ---------------  ---------------
        Total operating expenses...............................            881,770            1,450          883,220
                                                                 ------------------  ---------------  ---------------
        Operating income (loss)................................            (33,739)          (3,616)         (37,355)
                                                                 ------------------  ---------------  ---------------

Other income, net:
    Interest and other income, net.............................             54,071               --           54,071
    Loss on early extinguishment of debt.......................            (10,711)              --          (10,711)
    Interest expense...........................................            (14,927)              --          (14,927)
                                                                 ------------------  ---------------  ---------------
        Total other income, net................................             28,433               --           28,433
                                                                 ------------------  ---------------  ---------------
        Income (loss) before income taxes......................             (5,306)          (3,616)          (8,922)
Income tax provision (benefit).................................             (1,910)          (1,821)          (3,731)
                                                                 ------------------  ---------------  ---------------
        Net income (loss)......................................  $          (3,396)  $       (1,795)  $       (5,191)
                                                                 ==================  ===============  ===============

Diluted net income (loss) per share............................  $           (0.01)  $           --   $        (0.01)
                                                                 ==================  ===============  ===============
Basic net income (loss) per share..............................  $           (0.01)  $           --   $        (0.01)
                                                                 ==================  ===============  ===============

Shares used in diluted share computation.......................            491,961               --          491,961
                                                                 ==================  ===============  ===============
Shares used in basic share computation.........................            491,961               --          491,961
                                                                 ==================  ===============  ===============

SIEBEL SYSTEMS, INC.
Consolidated Statements of Operations
 (In thousands, except per share data)

                                                              Year Ended                           Year Ended
                                                             December 31,                         December 31,
                                                                 2002           Adjustments           2002
                                                           -----------------  ----------------  -----------------
                                                             (as reported)                        (as restated)
Revenues:
    Software.............................................  $        700,344   $            --   $        700,344
    Professional services, maintenance and other.........           934,963                --            934,963
                                                           -----------------  ----------------  -----------------
        Total revenues...................................         1,635,307                --          1,635,307
                                                           -----------------  ----------------  -----------------
Cost of revenues:
    Software.............................................            21,612                --             21,612
    Professional services, maintenance and other.........           540,194             2,744            542,938
                                                           -----------------   ---------------   ----------------
        Total cost of revenues...........................           561,806             2,744            564,550
                                                           -----------------  ----------------  -----------------
        Gross margin.....................................         1,073,501            (2,744)         1,070,757
                                                           -----------------  ----------------  -----------------
Operating expenses:
    Product development..................................           366,230             2,157            368,387
    Sales and marketing..................................           476,975             1,841            478,816
    General and administrative...........................           119,253               530            119,783
    Restructuring and related expenses...................           205,305            (2,907)           202,398
                                                           -----------------  ----------------  -----------------
        Total operating expenses.........................         1,167,763             1,621          1,169,384
                                                           -----------------  ----------------  -----------------
        Operating income (loss)..........................           (94,262)           (4,365)           (98,627)
                                                           -----------------  ----------------  -----------------

Other income, net:
    Interest and other income, net.......................            58,491                --             58,491
    Interest expense.....................................           (20,016)               --            (20,016)
                                                           -----------------  ----------------  -----------------
        Total other income, net..........................            38,475                --             38,475
                                                           -----------------  ----------------  -----------------
        Income (loss) before income taxes................           (55,787)           (4,365)           (60,152)
Income tax provision (benefit)...........................           (20,083)           (1,262)           (21,345)
                                                           -----------------  ----------------  -----------------
        Net income (loss)................................  $        (35,704)  $        (3,103)  $        (38,807)
                                                           =================  ================  =================

Diluted net income (loss) per share......................  $          (0.08)  $            --   $          (0.08)
                                                           =================  ================  =================
Basic net income (loss) per share........................  $          (0.08)  $            --   $          (0.08)
                                                           =================  ================  =================

Shares used in diluted share computation.................           475,617                --            475,617
                                                           =================  ================  =================
Shares used in basic share computation...................           475,617                --            475,617
                                                           =================  ================  =================

SIEBEL SYSTEMS, INC.
Consolidated Statements of Operations
 (In thousands, except per share data)

                                                                Year Ended                        Year Ended
                                                               December 31,                      December 31,
                                                                   2001         Adjustments          2001
                                                             ----------------  --------------  -----------------
                                                               (as reported)                     (as restated)
Revenues:
    Software...............................................  $     1,065,618   $          --   $      1,065,618
    Professional services, maintenance and other...........        1,018,978              --          1,018,978
                                                             ----------------  --------------  -----------------
        Total revenues.....................................        2,084,596              --          2,084,596
                                                             ----------------  --------------  -----------------
Cost of revenues:
    Software...............................................           16,294              --             16,294
    Professional services, maintenance and other...........          624,731           1,859            626,590
                                                             ----------------   -------------   ----------------
        Total cost of revenues.............................          641,025           1,859            642,884
                                                             ----------------  --------------  -----------------
        Gross margin.......................................        1,443,571          (1,859)         1,441,712
                                                             ----------------  --------------  -----------------
Operating expenses:
    Product development....................................          333,661             993            334,654
    Sales and marketing....................................          615,675           1,833            617,508
    General and administrative.............................          136,353             406            136,759
                                                             ----------------  --------------  -----------------
        Total operating expenses...........................        1,085,689           3,232          1,088,921
                                                             ----------------  --------------  -----------------
        Operating income (loss)............................          357,882          (5,091)           352,791
                                                             ----------------  --------------  -----------------

Other income, net:
    Interest and other income, net.........................           64,528              --             64,528
    Interest expense.......................................          (18,326)             --            (18,326)
                                                             ----------------  --------------  -----------------
        Total other income, net............................           46,202              --             46,202
                                                             ----------------  --------------  -----------------
        Income (loss) before income taxes..................          404,084          (5,091)           398,993
Income tax provision (benefit).............................          149,509          (2,044)           147,465
                                                             ----------------  --------------  -----------------
        Net income (loss)..................................  $       254,575   $      (3,047)  $        251,528
                                                             ================  ==============  =================

Diluted net income (loss) per share........................  $          0.49   $       (0.01)  $           0.48
                                                             ================  ==============  =================
Basic net income (loss) per share..........................  $          0.56   $       (0.01)  $           0.55
                                                             ================  ==============  =================

Shares used in diluted share computation...................          522,970              --            522,970
                                                             ================  ==============  =================
Shares used in basic share computation.....................          457,031              --            457,031
                                                             ================  ==============  =================

SIEBEL SYSTEMS, INC.
Consolidated Statements of Operations
 (In thousands, except per share data)

                                                                 Year Ended                         Year Ended
                                                                December 31,                        December 31,
                                                                    2000           Adjustments         2000
                                                              -----------------  ---------------  ---------------
                                                                (as reported)                       (as restated)
Revenues:
    Software................................................  $      1,114,753   $           --   $    1,114,753
    Professional services, maintenance and other............           705,453               --          705,453
                                                              -----------------  ---------------  ---------------
        Total revenues......................................         1,820,206               --        1,820,206
                                                              -----------------  ---------------  ---------------
Cost of revenues:
    Software................................................            18,391               --           18,391
    Professional services, maintenance and other............           462,694              708          463,402
                                                              -----------------   --------------   --------------
        Total cost of revenues..............................           481,085              708          481,793
                                                              -----------------  ---------------  ---------------
        Gross margin........................................         1,339,121             (708)       1,338,413
                                                              -----------------  ---------------  ---------------
Operating expenses:
    Product development.....................................           238,020              364          238,384
    Sales and marketing.....................................           609,898              934          610,832
    General and administrative..............................           132,164              202          132,366
    Merger-related expenses.................................            36,504               --           36,504
                                                              -----------------  ---------------  ---------------
        Total operating expenses............................         1,016,586            1,500        1,018,086
                                                              -----------------  ---------------  ---------------
        Operating income (loss).............................           322,535           (2,208)         320,327
                                                              -----------------  ---------------  ---------------

Other income, net:
    Interest and other income, net..........................            79,784               --           79,784
    Interest expense........................................           (17,909)              --          (17,909)
                                                              -----------------  ---------------  ---------------
        Total other income, net.............................            61,875               --           61,875
                                                              -----------------  ---------------  ---------------
        Income (loss) before income taxes...................           384,410           (2,208)         382,202
Income tax provision (benefit)..............................           162,511             (892)         161,619
                                                              -----------------  ---------------  ---------------
        Net income (loss)...................................           221,899           (1,316)         220,583
Accretion of preferred stock................................           (98,755)              --          (98,755)
                                                              -----------------  ---------------  ---------------
        Net income (loss) available to common stockholders..  $        123,144   $       (1,316)  $      121,828
                                                              =================  ===============  ===============

Diluted net income (loss) per share.........................  $           0.24   $        (0.01)  $         0.23
                                                              =================  ===============  ===============
Basic net income (loss) per share...........................  $           0.29   $           --   $         0.29
                                                              =================  ===============  ===============

Shares used in diluted share computation....................           522,321               --          522,321
                                                              =================  ===============  ===============
Shares used in basic share computation......................           423,067               --          423,067
                                                              =================  ===============  ===============

SIEBEL SYSTEMS, INC.
Consolidated Statements of Operations
 (In thousands, except per share data)

                                                                    Year Ended                            Year Ended
                                                                   December 31,                          December 31,
                                                                       1999            Adjustments           1999
                                                                -------------------  ---------------  ------------------
                                                                  (as reported)                         (as restated)
Revenues:
    Software..................................................  $          510,874   $           --   $         510,874
    Professional services, maintenance and other..............             311,580               --             311,580
                                                                -------------------  ---------------  ------------------
        Total revenues........................................             822,454               --             822,454
                                                                -------------------  ---------------  ------------------
Cost of revenues:
    Software..................................................               8,420               --               8,420
    Professional services, maintenance and other..............             189,957               64             190,021
                                                                -------------------   --------------   -----------------
        Total cost of revenues................................             198,377               64             198,441
                                                                -------------------  ---------------  ------------------
        Gross margin..........................................             624,077              (64)            624,013
                                                                -------------------  ---------------  ------------------
Operating expenses:
    Product development.......................................             120,362               41             120,403
    Sales and marketing.......................................             275,721               93             275,814
    General and administrative................................              66,807               23              66,830
                                                                -------------------  ---------------  ------------------
        Total operating expenses..............................             462,890              157             463,047
                                                                -------------------  ---------------  ------------------
        Operating income (loss)...............................             161,187             (221)            160,966
                                                                -------------------  ---------------  ------------------

Other income, net:
    Interest and other income, net............................              21,190               --              21,190
    Interest expense..........................................              (6,100)              --              (6,100)
                                                                -------------------  ---------------  ------------------
        Total other income, net...............................              15,090               --              15,090
                                                                -------------------  ---------------  ------------------
        Income (loss) before income taxes.....................             176,277             (221)            176,056
Income tax provision (benefit)................................              66,252              (90)             66,162
                                                                -------------------  ---------------  ------------------
        Net income (loss).....................................             110,025             (131)            109,894
Accretion of preferred stock..................................             (53,164)              --             (53,164)
                                                                -------------------  ---------------  ------------------
        Net income (loss) available to common stockholders....  $           56,861   $         (131)  $          56,730
                                                                ===================  ===============  ==================

Diluted net income (loss) per share...........................  $             0.12   $           --   $            0.12
                                                                ===================  ===============  ==================
Basic net income (loss) per share.............................  $             0.15   $           --   $            0.15
                                                                ===================  ===============  ==================

Shares used in diluted share computation......................             467,907               --             467,907
                                                                ===================  ===============  ==================
Shares used in basic share computation........................             387,867               --             387,867
                                                                ===================  ===============  ==================

SIEBEL SYSTEMS, INC.
Consolidated Statements of Operations
 (In thousands, except per share data)

                                                                   Year Ended                          Year Ended
                                                                  December 31,                        December 31,
                                                                      1998           Adjustments          1998
                                                                -----------------  ---------------  ---------------
                                                                  (as reported)                       (as restated)
Revenues:
    Software..................................................  $        294,728   $           --   $      294,728
    Professional services, maintenance and other..............           126,826               --          126,826
                                                                -----------------  ---------------  ---------------
        Total revenues........................................           421,554               --          421,554
                                                                -----------------  ---------------  ---------------
Cost of revenues:
    Software..................................................             5,656               --            5,656
    Professional services, maintenance and other..............            71,580               23           71,603
                                                                -----------------   --------------   --------------
        Total cost of revenues................................            77,236               23           77,259
                                                                -----------------  ---------------  ---------------
        Gross margin..........................................           344,318              (23)         344,295
                                                                -----------------  ---------------  ---------------
Operating expenses:
    Product development.......................................            64,004               20           64,024
    Sales and marketing.......................................           167,669               54          167,723
    General and administrative................................            34,676               11           34,687
    Merger-related expenses...................................            13,500               --           13,500
                                                                -----------------  ---------------  ---------------
        Total operating expenses..............................           279,849               85          279,934
                                                                -----------------  ---------------  ---------------
        Operating income (loss)...............................            64,469             (108)          64,361
                                                                -----------------  ---------------  ---------------

Other income, net:
    Interest and other income, net............................             6,582               --            6,582
    Interest expense..........................................               (96)              --              (96)
                                                                -----------------  ---------------  ---------------
        Total other income, net...............................             6,486               --            6,486
                                                                -----------------  ---------------  ---------------
        Income (loss) before income taxes.....................            70,955             (108)          70,847
Income tax provision (benefit)................................            28,665              (44)          28,621
                                                                -----------------  ---------------  ---------------
        Net income (loss).....................................            42,290              (64)          42,226
Distributions to preferred stockholders as reported...........               (39)              --              (39)
Accretion of preferred stock..................................              (325)              --             (325)
                                                                -----------------  ---------------  ---------------
        Net income (loss) available to common stockholders....  $         41,926   $          (64)  $       41,862
                                                                =================  ===============  ===============

Diluted net income (loss) per share...........................  $           0.10   $           --   $         0.10
                                                                =================  ===============  ===============
Basic net income (loss) per share.............................  $           0.11   $           --   $         0.11
                                                                =================  ===============  ===============

Shares used in diluted share computation......................           416,395               --          416,395
                                                                =================  ===============  ===============
Shares used in basic share computation........................           364,964               --          364,964
                                                                =================  ===============  ===============

SIEBEL SYSTEMS, INC.
Consolidated Balance Sheets
 (In thousands, except per share data)

                                                                          December 31,                       December 31,
                                                                             2003           Adjustments          2003
                                                                       -----------------  ---------------  ----------------
Assets
                                                                         (as reported)                       (as restated)
Current assets:
   Cash and cash equivalents.........................................  $        583,532   $           --   $       583,532
   Short-term investments............................................         1,439,674               --         1,439,674
                                                                       -----------------  ---------------  ----------------
          Total cash, cash equivalents, and short-term investments...         2,023,206               --         2,023,206

   Marketable equity securities......................................               118               --               118
   Accounts receivable, net..........................................           259,834               --           259,834
   Deferred income taxes.............................................            11,973               --            11,973
   Prepaids and other................................................            52,068               --            52,068
                                                                       -----------------  ---------------  ----------------
          Total current assets.......................................         2,347,199               --         2,347,199

Property and equipment, net..........................................           157,391               --           157,391
Goodwill.............................................................           140,957               --           140,957
Intangible assets, net...............................................            10,786               --            10,786
Other assets.........................................................            42,406               --            42,406
Deferred income taxes................................................           145,635            6,153           151,788
                                                                       -----------------  ---------------  ----------------
          Total assets...............................................  $      2,844,374   $        6,153   $     2,850,527
                                                                       =================  ===============  ================

Liabilities and Stockholders' Equity

Current liabilities:
   Accounts payable..................................................  $         18,907   $           --   $        18,907
   Accrued expenses..................................................           333,270               --           333,270
   Restructuring obligations.........................................            53,676               --            53,676
   Deferred revenue..................................................           282,217               --           282,217
                                                                       -----------------  ---------------  ----------------
          Total current liabilities..................................           688,070               --           688,070

Restructuring obligations, less current portion......................            97,919            1,331            99,250
Other long term liabilities..........................................             8,159           14,278            22,437
                                                                       -----------------  ---------------  ----------------
          Total liabilities..........................................           794,148           15,609           809,757
                                                                       -----------------  ---------------  ----------------

Commitments and contingencies

Stockholders' equity:
  Common stock.......................................................               498               --               498
  Additional paid-in capital.........................................         1,550,834               --         1,550,834
  Deferred compensation..............................................            (1,479)              --            (1,479)
  Accumulated other comprehensive income.............................            58,650               --            58,650
  Retained earnings..................................................           441,723           (9,456)          432,267
                                                                       -----------------  ---------------  ----------------
          Total stockholders' equity.................................         2,050,226           (9,456)        2,040,770
                                                                       -----------------  ---------------  ----------------
          Total liabilities and stockholders' equity.................  $      2,844,374   $        6,153   $     2,850,527
                                                                       =================  ===============  ================

SIEBEL SYSTEMS, INC.
Consolidated Balance Sheets
 (In thousands, except per share data)

                                                                            December 31,                     December 31,
                                                                               2002          Adjustments         2002
                                                                          ---------------  --------------  ---------------
Assets
                                                                           (as reported)                     (as restated)
Current assets:
   Cash and cash equivalents............................................  $      667,511   $          --   $      667,511
   Short-term investments...............................................       1,494,093              --        1,494,093
                                                                          ---------------  --------------  ---------------
          Total cash, cash equivalents, and short-term investments......       2,161,604              --        2,161,604

   Marketable equity securities.........................................           4,613              --            4,613
   Accounts receivable, net.............................................         275,764              --          275,764
   Deferred income taxes................................................          12,456              --           12,456
   Prepaids and other...................................................          49,901              --           49,901
                                                                          ---------------  --------------  ---------------
          Total current assets..........................................       2,504,338              --        2,504,338

Property and equipment, net.............................................         273,024              --          273,024
Goodwill................................................................          80,949              --           80,949
Intangible assets, net..................................................          10,354              --           10,354
Other assets............................................................          37,580              --           37,580
Deferred income taxes...................................................         126,773           4,332          131,105
                                                                          ---------------  --------------  ---------------
          Total assets..................................................  $    3,033,018   $       4,332   $    3,037,350
                                                                          ===============  ==============  ===============

Liabilities and Stockholders' Equity

Current liabilities:
   Accounts payable.....................................................  $       15,239   $          --   $       15,239
   Accrued expenses.....................................................         319,622              --          319,622
   Restructuring obligations............................................          42,703              --           42,703
   Deferred revenue.....................................................         270,575              --          270,575
                                                                          ---------------  --------------  ---------------
          Total current liabilities.....................................         648,139              --          648,139

Restructuring obligations, less current portion.........................         111,845           1,228          113,073
Capital lease obligations and other, less current portion...............          15,574          10,765           26,339
Convertible subordinated debentures.....................................         300,000              --          300,000
                                                                          ---------------  --------------  ---------------
          Total liabilities.............................................       1,075,558          11,993        1,087,551
                                                                          ---------------  --------------  ---------------

Commitments and contingencies

Stockholders' equity:
  Common stock..........................................................             486              --              486
  Additional paid-in capital............................................       1,486,612              --        1,486,612
  Deferred compensation.................................................          (3,438)             --           (3,438)
  Accumulated other comprehensive income................................          28,681              --           28,681
  Retained earnings.....................................................         445,119          (7,661)         437,458
                                                                          ---------------  --------------  ---------------
          Total stockholders' equity....................................       1,957,460          (7,661)       1,949,799
                                                                          ---------------  --------------  ---------------
          Total liabilities and stockholders' equity....................  $    3,033,018   $       4,332   $    3,037,350
                                                                          ===============  ==============  ===============

SIEBEL SYSTEMS, INC.
Consolidated Balance Sheets
 (In thousands, except per share data)

                                                                          December 31,                      December 31,
                                                                              2001          Adjustments         2001
                                                                        ----------------  --------------  ---------------
Assets
                                                                          (as reported)                     (as restated)
Current assets:
   Cash and cash equivalents..........................................  $       799,090   $          --   $      799,090
   Short-term investments.............................................          857,565              --          857,565
                                                                        ----------------  --------------  ---------------
          Total cash, cash equivalents, and short-term investments....        1,656,655              --        1,656,655

   Marketable equity securities.......................................            8,254              --            8,254
   Accounts receivable, net...........................................          396,297              --          396,297
   Deferred income taxes..............................................            3,472              --            3,472
   Prepaids and other.................................................           70,766              --           70,766
                                                                        ----------------  --------------  ---------------
          Total current assets........................................        2,135,444              --        2,135,444

Property and equipment, net...........................................          353,242              --          353,242
Goodwill..............................................................           72,869              --           72,869
Intangible assets, net................................................           19,000              --           19,000
Other assets..........................................................           56,905              --           56,905
Deferred income taxes.................................................          107,384           3,070          110,454
                                                                        ----------------  --------------  ---------------
          Total assets................................................  $     2,744,844   $       3,070   $    2,747,914
                                                                        ================  ==============  ===============

Liabilities and Stockholders' Equity

Current liabilities:
   Accounts payable...................................................  $        14,395   $          --   $       14,395
   Accrued expenses...................................................          350,282              --          350,282
   Deferred revenue...................................................          241,017              --          241,017
                                                                        ----------------  --------------  ---------------
          Total current liabilities...................................          605,694              --          605,694

Capital lease obligations and other, less current portion.............            3,048           7,628           10,676
Convertible subordinated debentures...................................          300,000              --          300,000
                                                                        ----------------  --------------  ---------------
          Total liabilities...........................................          908,742           7,628          916,370
                                                                        ----------------  --------------  ---------------

Commitments and contingencies

Stockholders' equity:
  Common stock........................................................              467              --              467
  Additional paid-in capital..........................................        1,357,422              --        1,357,422
  Notes receivable from stockholders..................................             (422)             --             (422)
  Deferred compensation...............................................           (8,362)             --           (8,362)
  Accumulated other comprehensive income..............................            6,174              --            6,174
  Retained earnings...................................................          480,823          (4,558)         476,265
                                                                        ----------------  --------------  ---------------
          Total stockholders' equity..................................        1,836,102          (4,558)       1,831,544
                                                                        ----------------  --------------  ---------------
          Total liabilities and stockholders' equity..................  $     2,744,844   $       3,070   $    2,747,914
                                                                        ================  ==============  ===============

SIEBEL SYSTEMS, INC.
Consolidated Balance Sheets
 (In thousands, except per share data)

                                                                          December 31,                          December 31,
                                                                              2000            Adjustments           2000
                                                                        -----------------  -----------------  -----------------
Assets
                                                                          (as reported)                         (as restated)
Current assets:
   Cash and cash equivalents..........................................  $        751,384   $             --   $        751,384
   Short-term investments.............................................           401,200                 --            401,200
                                                                        -----------------  -----------------  -----------------
          Total cash, cash equivalents, and short-term investments....         1,152,584                 --          1,152,584

   Marketable equity securities.......................................            14,285                 --             14,285
   Accounts receivable, net...........................................           521,358                 --            521,358
   Deferred income taxes..............................................             2,852                 --              2,852
   Prepaids and other.................................................            92,825                 --             92,825
                                                                        -----------------  -----------------  -----------------
          Total current assets........................................         1,783,904                 --          1,783,904

Property and equipment, net...........................................           189,610                 --            189,610
Goodwill..............................................................            42,809                 --             42,809
Intangible assets, net................................................             2,008                 --              2,008
Other assets..........................................................            52,729                 --             52,729
Deferred income taxes.................................................            90,681              1,026             91,707
                                                                        -----------------  -----------------  -----------------
          Total assets................................................  $      2,161,741   $          1,026   $      2,162,767
                                                                        =================  =================  =================

Liabilities and Stockholders' Equity

Current liabilities:
   Accounts payable...................................................  $         24,113   $             --   $         24,113
   Accrued expenses...................................................           355,159                 --            355,159
   Deferred revenue...................................................           202,523                 --            202,523
                                                                        -----------------  -----------------  -----------------
          Total current liabilities...................................           581,795                 --            581,795

Capital lease obligations and other, less current portion.............                --              2,537              2,537
Convertible subordinated debentures...................................           300,000                 --            300,000
                                                                        -----------------  -----------------  -----------------
          Total liabilities...........................................           881,795              2,537            884,332
                                                                        -----------------  -----------------  -----------------

Commitments and contingencies

Stockholders' equity:
  Common stock........................................................               442                 --                442
  Additional paid-in capital..........................................         1,062,599                 --          1,062,599
  Notes receivable from stockholders..................................            (1,623)                --             (1,623)
  Deferred compensation...............................................           (15,199)                --            (15,199)
  Accumulated other comprehensive income..............................             7,479                 --              7,479
  Retained earnings...................................................           226,248             (1,511)           224,737
                                                                        -----------------  -----------------  -----------------
          Total stockholders' equity..................................         1,279,946             (1,511)         1,278,435
                                                                        -----------------  -----------------  -----------------
          Total liabilities and stockholders' equity..................  $      2,161,741   $          1,026   $      2,162,767
                                                                        =================  =================  =================

SIEBEL SYSTEMS, INC.
Consolidated Balance Sheets
 (In thousands, except per share data)

                                                                          December 31,                      December 31,
                                                                             1999          Adjustments          1999
                                                                        ---------------  ---------------  ----------------
Assets
                                                                          (as reported)                     (as restated)
Current assets:
   Cash and cash equivalents..........................................  $      486,321   $           --   $       486,321
   Short-term investments.............................................         198,878               --           198,878
                                                                        ---------------  ---------------  ----------------
          Total cash, cash equivalents, and short-term investments....         685,199               --           685,199

   Marketable equity securities.......................................         141,939               --           141,939
   Accounts receivable, net...........................................         300,468               --           300,468
   Deferred income taxes..............................................              --               --                --
   Prepaids and other.................................................          33,401               --            33,401
                                                                        ---------------  ---------------  ----------------
          Total current assets........................................       1,161,007               --         1,161,007

Property and equipment, net...........................................          60,624               --            60,624
Other assets..........................................................          53,970               --            53,970
Deferred income taxes.................................................              --              134               134
                                                                        ---------------  ---------------  ----------------
          Total assets................................................  $    1,275,601   $          134   $     1,275,735
                                                                        ===============  ===============  ================

Liabilities and Stockholders' Equity

Current liabilities:
   Accounts payable...................................................  $       12,944   $           --   $        12,944
   Accrued expenses...................................................         146,849               --           146,849
   Deferred revenue...................................................          89,240               --            89,240
                                                                        ---------------  ---------------  ----------------
          Total current liabilities...................................         249,033               --           249,033

Capital lease obligations and other, less current portion.............           1,439              329             1,768
Convertible subordinated debentures...................................         300,000               --           300,000
                                                                        ---------------  ---------------  ----------------
          Total liabilities...........................................         550,472              329           550,801
                                                                        ---------------  ---------------  ----------------

Mandatorily redeemable convertible preferred stock....................          80,459               --            80,459

Commitments and contingencies

Stockholders' equity:
  Common stock........................................................             403               --               403
  Preferred stock.....................................................               3               --                 3
  Additional paid-in capital..........................................         461,270               --           461,270
  Notes receivable from stockholders..................................            (548)              --              (548)
  Deferred compensation...............................................          (3,550)              --            (3,550)
  Accumulated other comprehensive income..............................          83,988               --            83,988
  Retained earnings...................................................         103,104             (195)          102,909
                                                                        ---------------  ---------------  ----------------
          Total stockholders' equity..................................         644,670             (195)          644,475
                                                                        ---------------  ---------------  ----------------
          Total liabilities and stockholders' equity..................  $    1,275,601   $          134   $     1,275,735
                                                                        ===============  ===============  ================

SIEBEL SYSTEMS, INC.
Consolidated Balance Sheets
 (In thousands, except per share data)

                                                                                   December 31,                        December 31,
                                                                                       1998           Adjustments          1998
                                                                                 -----------------  ---------------  ---------------
Assets
                                                                                   (as reported)                       (as restated)
Current assets:
   Cash and cash equivalents...................................................  $         80,741   $           --   $       80,741
   Short-term investments......................................................           151,888               --          151,888
                                                                                 -----------------  ---------------  ---------------
          Total cash, cash equivalents, and short-term investments.............           232,629               --          232,629

   Accounts receivable, net....................................................           126,081               --          126,081
   Deferred income taxes.......................................................            13,270               --           13,270
   Prepaids and other..........................................................            14,402               --           14,402
                                                                                 -----------------  ---------------  ---------------
          Total current assets.................................................           386,382               --          386,382

Property and equipment, net....................................................            46,384               --           46,384
Other assets...................................................................            14,830               --           14,830
Deferred income taxes..........................................................                --               44               44
                                                                                 -----------------  ---------------  ---------------
          Total assets.........................................................  $        447,596   $           44   $      447,640
                                                                                 =================  ===============  ===============

Liabilities and Stockholders' Equity

Current liabilities:
   Accounts payable............................................................  $          4,558   $           --   $        4,558
   Accrued expenses............................................................            99,102               --           99,102
   Deferred revenue............................................................            52,033               --           52,033
                                                                                 -----------------  ---------------  ---------------
          Total current liabilities............................................           155,693               --          155,693

Capital lease obligations and other, less current portion......................               783              108              891
                                                                                 -----------------  ---------------  ---------------
          Total liabilities....................................................           156,476              108          156,584
                                                                                 -----------------  ---------------  ---------------

Commitments and contingencies

Stockholders' equity:
  Common stock.................................................................               182               --              182
  Additional paid-in capital...................................................           235,400               --          235,400
  Notes receivable from stockholders...........................................              (406)              --             (406)
  Deferred compensation........................................................              (360)              --             (360)
  Accumulated other comprehensive income.......................................              (669)              --             (669)
  Retained earnings............................................................            56,973              (64)          56,909
                                                                                 -----------------  ---------------  ---------------
          Total stockholders' equity...........................................           291,120              (64)         291,056
                                                                                 -----------------  ---------------  ---------------
          Total liabilities and stockholders' equity...........................  $        447,596   $           44   $      447,640
                                                                                 =================  ===============  ===============

SIEBEL SYSTEMS, INC.
Consolidated Statements of Cash Flows
 (In thousands)

                                                                                    Year Ended                         Year Ended
                                                                                   December 31,                       December 31,
                                                                                       2003          Adjustments          2003
                                                                                 ----------------  ---------------  ----------------
                                                                                   (as reported)                      (as restated)
Cash flows from operating activities:
   Net income (loss)...........................................................  $        (3,396)  $       (1,795)  $        (5,191)
   Adjustments to reconcile net income (loss) to net cash
    provided by operating activities:
      Depreciation and other amortization......................................          150,938               --           150,938
      Write-off of property and equipment abandoned in restructuring...........           17,506               --            17,506
      Loss on early extinguishment of debt.....................................           10,711               --            10,711
      Write-off of acquired technology.........................................            2,449               --             2,449
      Write-off of purchased in process product development....................            5,312               --             5,312
      Amortization of identifiable intangible assets...........................            6,295               --             6,295
      Compensation related to stock options, net...............................            1,640               --             1,640
      Provision for doubtful accounts and sales returns........................            5,184               --             5,184
      Deferred income taxes....................................................          (15,449)          (1,821)          (17,270)
      Write-down of cost-method investments to fair value......................            3,350               --             3,350
      Net realized gains on marketable investments.............................           (6,737)              --            (6,737)
      Changes in operating assets and liabilities:
         Accounts receivable...................................................           12,775               --            12,775
         Prepaids and other....................................................          (20,425)              --           (20,425)
         Accounts payable and accrued expenses.................................            7,334            3,513            10,847
         Restructuring obligations.............................................            2,824              103             2,927
         Deferred revenue......................................................            7,723               --             7,723
                                                                                 ----------------  ---------------  ----------------
           Net cash provided by operating activities...........................          188,034               --           188,034
                                                                                 ----------------  ---------------  ----------------
Cash flows from investing activities:
   Purchases of property and equipment.........................................          (14,958)              --           (14,958)
   Purchases of short-term investments.........................................       (1,980,246)              --        (1,980,246)
   Sales and maturities of short-term investments..............................        2,011,534               --         2,011,534
   Purchase consideration paid for acquired businesses, net of cash received...          (62,574)              --           (62,574)
   Proceeds from sale of marketable equity securities..........................            5,593               --             5,593
   Other non-operating assets and non-marketable securities....................             (519)              --              (519)
                                                                                 ----------------  ---------------  ----------------
           Net cash used in investing activities...............................          (41,170)              --           (41,170)
                                                                                 ----------------  ---------------  ----------------
Cash flows from financing activities:
   Proceeds from issuance of common stock, net of repurchases..................           62,636               --            62,636
   Repurchase of convertible subordinated debentures...........................         (307,080)              --          (307,080)
   Repayments of capital lease obligations.....................................          (12,766)              --           (12,766)
                                                                                 ----------------  ---------------  ----------------
           Net cash provided by (used in) financing activities.................         (257,210)              --          (257,210)
                                                                                 ----------------  ---------------  ----------------
Effect of exchange rate fluctuations...........................................           26,367               --            26,367
                                                                                 ----------------  ---------------  ----------------
Change in cash and cash equivalents............................................          (83,979)              --           (83,979)
Cash and cash equivalents, beginning of period.................................          667,511               --           667,511
                                                                                 ----------------  ---------------  ----------------
Cash and cash equivalents, end of period.......................................  $       583,532   $           --   $       583,532
                                                                                 ================  ===============  ================

SIEBEL SYSTEMS, INC.
Consolidated Statements of Cash Flows
 (In thousands)

                                                                                      Year Ended                       Year Ended
                                                                                     December 31,                     December 31,
                                                                                        2002          Adjustments         2002
                                                                                   ---------------  --------------  ----------------
                                                                                     (as reported)                    (as restated)
Cash flows from operating activities:
   Net income (loss).............................................................. $      (35,704)  $      (3,103)  $       (38,807)
   Adjustments to reconcile net income (loss) to net cash
    provided by operating activities:
      Depreciation and other amortization.........................................        145,238              --           145,238
      Write-off of property and equipment abandoned in restructuring..............         25,955              --            25,955
      Amortization of identifiable intangible assets..............................          8,646              --             8,646
      Compensation related to stock options, net..................................          4,126              --             4,126
      Compensation expense related to common shares issued in Option Repurchase...         31,471              --            31,471
      Provision for doubtful accounts and sales returns...........................         21,376              --            21,376
      Deferred income taxes.......................................................        (50,431)         (1,262)          (51,693)
      Write-down of cost-method investments to fair value.........................          9,990              --             9,990
      Net realized gains on marketable investments................................        (12,420)             --           (12,420)
      Changes in operating assets and liabilities:
         Accounts receivable......................................................         99,157              --            99,157
         Prepaids and other.......................................................         20,865              --            20,865
         Accounts payable and accrued expenses....................................        (19,172)          3,137           (16,035)
         Restructuring obligations................................................        154,548           1,228           155,776
         Deferred revenue.........................................................         29,558              --            29,558
                                                                                   ---------------  --------------  ----------------
           Net cash provided by operating activities..............................        433,203              --           433,203
                                                                                   ---------------  --------------  ----------------
Cash flows from investing activities:
   Purchases of property and equipment............................................        (70,809)             --           (70,809)
   Purchases of short-term investments............................................     (2,347,660)             --        (2,347,660)
   Sales and maturities of short-term investments.................................      1,718,362              --         1,718,362
   Purchase consideration paid for acquired businesses, net of cash received......           (500)             --              (500)
   Purchase of marketable equity securities.......................................         (1,000)             --            (1,000)
   Proceeds from sale of marketable equity securities.............................          1,189              --             1,189
   Other non-operating assets and non-marketable securities.......................          7,991              --             7,991
                                                                                   ---------------  --------------  ----------------
           Net cash used in investing activities..................................       (692,427)             --          (692,427)
                                                                                   ---------------  --------------  ----------------
Cash flows from financing activities:
   Proceeds from issuance of common stock, net of repurchases.....................         92,532              --            92,532
   Repayments of capital lease obligations........................................         (8,714)             --            (8,714)
   Proceeds from equipment financing..............................................         24,873              --            24,873
   Repayments of stockholder notes................................................            422              --               422
                                                                                   ---------------  --------------  ----------------
           Net cash provided by financing activities..............................        109,113              --           109,113
                                                                                   ---------------  --------------  ----------------
Effect of exchange rate fluctuations..............................................         18,532              --            18,532
                                                                                   ---------------  --------------  ----------------
Change in cash and cash equivalents...............................................       (131,579)             --          (131,579)
Cash and cash equivalents, beginning of period....................................        799,090              --           799,090
                                                                                   ---------------  --------------  ----------------
Cash and cash equivalents, end of period.......................................... $      667,511   $          --   $       667,511
                                                                                   ===============  ==============  ================

SIEBEL SYSTEMS, INC.
Consolidated Statements of Cash Flows
 (In thousands)

                                                                                    Year Ended                          Year Ended
                                                                                   December 31,                        December 31,
                                                                                       2001            Adjustments         2001
                                                                                 ------------------  --------------  -----------------
                                                                                   (as reported)                       (as restated)
Cash flows from operating activities:
   Net income (loss)...........................................................  $         254,575   $      (3,047)  $        251,528
   Adjustments to reconcile net income (loss) to net cash
    provided by operating activities:
      Depreciation and other amortization......................................             93,179              --             93,179
      Amortization of identifiable intangible assets...........................              6,518              --              6,518
      Compensation related to stock options, net...............................              5,169              --              5,169
      Amortization of goodwill.................................................             20,041              --             20,041
      Provision for doubtful accounts and sales returns........................             26,403              --             26,403
      Tax benefit from exercise of stock options...............................             53,800              --             53,800
      Deferred income taxes....................................................            (11,636)         (2,044)           (13,680)
      Write-down of cost-method investments to fair value......................              3,073              --              3,073
      Net realized gains on marketable investments.............................             (3,399)             --             (3,399)
      Exchange of software for cost-method investments.........................               (971)             --               (971)
      Changes in operating assets and liabilities:
         Accounts receivable...................................................            105,816              --            105,816
         Prepaids and other....................................................             17,247              --             17,247
         Accounts payable and accrued expenses.................................            (19,616)          5,091            (14,525)
         Deferred revenue......................................................             38,002              --             38,002
                                                                                 ------------------  --------------  -----------------
           Net cash provided by operating activities...........................            588,201              --            588,201
                                                                                 ------------------  --------------  -----------------
Cash flows from investing activities:
   Purchases of property and equipment.........................................           (245,945)             --           (245,945)
   Purchases of short-term investments.........................................         (1,113,004)             --         (1,113,004)
   Sales and maturities of short-term investments..............................            668,028              --            668,028
   Purchase consideration paid for acquired businesses, net of cash received...              8,555              --              8,555
   Proceeds from sale of marketable equity securities..........................                821              --                821
   Other non-operating assets and non-marketable securities....................            (23,068)             --            (23,068)
   Repayments from (advances to) affiliate, net................................             10,579              --             10,579
                                                                                 ------------------  --------------  -----------------
           Net cash used in investing activities...............................           (694,034)             --           (694,034)
                                                                                 ------------------  --------------  -----------------
Cash flows from financing activities:
   Proceeds from issuance of common stock, net of repurchases..................            156,156              --            156,156
   Repayments of capital lease obligations.....................................               (580)             --               (580)
   Repayments of stockholder notes.............................................              1,201              --              1,201
                                                                                 ------------------  --------------  -----------------
           Net cash provided by financing activities...........................            156,777              --            156,777
                                                                                 ------------------  --------------  -----------------
Effect of exchange rate fluctuations...........................................             (3,238)             --             (3,238)
                                                                                 ------------------  --------------  -----------------
Change in cash and cash equivalents............................................             47,706              --             47,706
Cash and cash equivalents, beginning of period.................................            751,384              --            751,384
                                                                                 ------------------  --------------  -----------------
Cash and cash equivalents, end of period.......................................  $         799,090   $          --   $        799,090
                                                                                 ==================  ==============  =================

SIEBEL SYSTEMS, INC.
Consolidated Statements of Cash Flows
 (In thousands)

                                                                                    Year Ended                        Year Ended
                                                                                   December 31,                      December 31,
                                                                                       2000          Adjustments         2000
                                                                                 ----------------  --------------  -----------------
                                                                                   (as reported)                     (as restated)
Cash flows from operating activities:
   Net income (loss)...........................................................  $       221,899   $      (1,316)  $        220,583
   Adjustments to reconcile net income (loss) to net cash
    provided by operating activities:
      Depreciation and other amortization......................................           35,352              --             35,352
      Write-off of acquired companies' assets..................................            2,298              --              2,298
      Amortization of identifiable intangible assets...........................            1,326              --              1,326
      Compensation related to stock options, net...............................           11,491              --             11,491
      Amortization of goodwill.................................................           14,713              --             14,713
      Provision for doubtful accounts and sales returns........................           39,385              --             39,385
      Tax benefit from exercise of stock options...............................          185,613              --            185,613
      Deferred income taxes....................................................          (62,059)           (892)           (62,951)
      Charitable contribution of marketable investments........................           28,700              --             28,700
      Loss from equity method investee.........................................            7,481              --              7,481
      Loss on disposal of property and equipment...............................               13              --                 13
      Net realized gains on marketable investments.............................          (60,901)             --            (60,901)
      Exchange of software for cost-method investments.........................          (13,068)             --            (13,068)
      Changes in operating assets and liabilities:
         Accounts receivable...................................................         (264,251)             --           (264,251)
         Prepaids and other....................................................          (53,095)             --            (53,095)
         Accounts payable and accrued expenses.................................          230,807           2,208            233,015
         Deferred revenue......................................................          112,864              --            112,864
                                                                                 ----------------  --------------  -----------------
           Net cash provided by operating activities...........................          438,568              --            438,568
                                                                                 ----------------  --------------  -----------------
Cash flows from investing activities:
   Purchases of property and equipment.........................................         (162,161)             --           (162,161)
   Purchases of short-term investments.........................................         (487,888)             --           (487,888)
   Sales and maturities of short-term investments..............................          290,088              --            290,088
   Purchase consideration paid for acquired businesses, net of cash received...          (29,212)             --            (29,212)
   Proceeds from sale of marketable equity securities..........................           35,351              --             35,351
   Other non-operating assets and non-marketable securities....................          (18,084)             --            (18,084)
   Repayments from (advances to) affiliate, net................................          (12,362)             --            (12,362)
                                                                                 ----------------  --------------  -----------------
           Net cash used in investing activities...............................         (384,268)             --           (384,268)
                                                                                 ----------------  --------------  -----------------
Cash flows from financing activities:
   Proceeds from issuance of common stock, net of repurchases..................          189,173              --            189,173
   Proceeds from issuance of preferred stock, net of repurchases...............           19,975              --             19,975
   Repayments of capital lease obligations.....................................             (299)             --               (299)
   Repayments of stockholder notes.............................................               78              --                 78
                                                                                 ----------------  --------------  -----------------
           Net cash provided by financing activities...........................          208,927              --            208,927
                                                                                 ----------------  --------------  -----------------
Effect of exchange rate fluctuations...........................................            1,836              --              1,836
                                                                                 ----------------  --------------  -----------------
Change in cash and cash equivalents............................................          265,063              --            265,063
Cash and cash equivalents, beginning of period.................................          486,321              --            486,321
                                                                                 ----------------  --------------  -----------------
Cash and cash equivalents, end of period.......................................  $       751,384   $          --   $        751,384
                                                                                 ================  ==============  =================

SIEBEL SYSTEMS, INC.
Consolidated Statements of Cash Flows
 (In thousands)

                                                                                    Year Ended                        Year Ended
                                                                                   December 31,                      December 31,
                                                                                       1999         Adjustments          1999
                                                                                 ----------------  --------------  ----------------
                                                                                   (as reported)                     (as restated)
Cash flows from operating activities:
   Net income (loss)...........................................................  $       110,025   $        (131)  $       109,894
   Adjustments to reconcile net income (loss) to net cash
    provided by operating activities:
      Depreciation and other amortization......................................           19,334              --            19,334
      Amortization of identifiable intangible assets...........................              292              --               292
      Compensation related to stock options, net...............................            1,180              --             1,180
      Compensation related to stock warrants...................................              269              --               269
      Amortization of goodwill.................................................            4,529              --             4,529
      Provision for doubtful accounts and sales returns........................            8,111              --             8,111
      Tax benefit from exercise of stock options...............................           91,679              --            91,679
      Deferred income taxes....................................................          (18,217)            (90)          (18,307)
      Loss on disposal of property and equipment...............................              737              --               737
      Net realized gains on marketable investments.............................          (12,343)             --           (12,343)
      Changes in operating assets and liabilities:
         Accounts receivable...................................................         (175,842)             --          (175,842)
         Prepaids and other....................................................          (16,705)             --           (16,705)
         Accounts payable and accrued expenses.................................           40,745             221            40,966
         Deferred revenue......................................................           35,952              --            35,952
                                                                                 ----------------  --------------  ----------------
           Net cash provided by operating activities...........................           89,746              --            89,746
                                                                                 ----------------  --------------  ----------------
Cash flows from investing activities:
   Purchases of property and equipment.........................................          (45,604)             --           (45,604)
   Proceeds from disposal of property and equipment............................           13,284              --            13,284
   Purchases of short-term investments.........................................         (126,171)             --          (126,171)
   Sales and maturities of short-term investments..............................           90,713              --            90,713
   Purchase consideration paid for acquired businesses, net of cash received...             (250)             --              (250)
   Other non-operating assets and non-marketable securities....................          (22,519)             --           (22,519)
                                                                                 ----------------  --------------  ----------------
           Net cash used in investing activities...............................          (90,547)             --           (90,547)
                                                                                 ----------------  --------------  ----------------
Cash flows from financing activities:
   Proceeds from issuance of common stock, net of repurchases..................           76,233              --            76,233
   Proceeds from issuance of preferred stock, net of repurchases...............           33,139              --            33,139
   Proceeds from issuance of convertible debt, net.............................          291,316              --           291,316
   Repayments on line of credit, net...........................................           (2,063)             --            (2,063)
   Subchapter S distributions..................................................           (2,080)             --            (2,080)
                                                                                 ----------------  --------------  ----------------
           Net cash provided by financing activities...........................          396,545              --           396,545
                                                                                 ----------------  --------------  ----------------
Effect of exchange rate fluctuations...........................................              115              --               115
                                                                                 ----------------  --------------  ----------------
Change in cash and cash equivalents............................................          395,859              --           395,859
Cash and cash equivalents, beginning of period.................................           90,462              --            90,462
                                                                                 ----------------  --------------  ----------------
Cash and cash equivalents, end of period.......................................  $       486,321   $          --   $       486,321
                                                                                 ================  ==============  ================

SIEBEL SYSTEMS, INC.
Consolidated Statements of Cash Flows
 (In thousands)

                                                                                    Year Ended                        Year Ended
                                                                                   December 31,                      December 31,
                                                                                       1998          Adjustments         1998
                                                                                 ----------------  --------------  ---------------
                                                                                   (as reported)                     (as restated)
Cash flows from operating activities:
   Net income (loss)...........................................................  $        42,290   $         (64)  $       42,226
   Adjustments to reconcile net income (loss) to net cash
    provided by operating activities:
      Depreciation and other amortization......................................           13,936              --           13,936
      Compensation related to stock options, net...............................              288              --              288
      Compensation related to stock warrants...................................               54              --               54
      Provision for doubtful accounts and sales returns........................            6,661              --            6,661
      Tax benefit from exercise of stock options...............................           13,517              --           13,517
      Deferred income taxes....................................................           (9,188)            (44)          (9,232)
      Loss on disposal of property and equipment...............................            4,557              --            4,557
      Changes in operating assets and liabilities:
         Accounts receivable...................................................          (70,120)             --          (70,120)
         Prepaids and other....................................................           (7,009)             --           (7,009)
         Accounts payable and accrued expenses.................................           60,294             108           60,402
         Deferred revenue......................................................           31,150              --           31,150
                                                                                 ----------------  --------------  ---------------
           Net cash provided by operating activities...........................           86,430              --           86,430
                                                                                 ----------------  --------------  ---------------
Cash flows from investing activities:
   Purchases of property and equipment.........................................          (40,641)             --          (40,641)
   Purchases, sales and maturities of short-term investments, net..............          (58,454)             --          (58,454)
   Cash acquired in acquisitions...............................................              (31)             --              (31)
   Other non-operating assets and non-marketable securities....................           (2,641)             --           (2,641)
                                                                                 ----------------  --------------  ---------------
           Net cash used in investing activities...............................         (101,767)             --         (101,767)
                                                                                 ----------------  --------------  ---------------
Cash flows from financing activities:
   Proceeds from issuance of common stock, net of repurchases..................           28,987              --           28,987
   Proceeds from issuance of preferred stock, net of repurchases...............           10,544              --           10,544
   Borrowings on line of credit................................................            1,542              --            1,542
   Repayments of line of credit and capital lease obligations..................              (91)             --              (91)
   Subchapter S distributions..................................................           (2,546)             --           (2,546)
                                                                                 ----------------  --------------  ---------------
           Net cash provided by financing activities...........................           38,436              --           38,436
                                                                                 ----------------  --------------  ---------------
Effect of exchange rate fluctuations...........................................             (203)             --             (203)
                                                                                 ----------------  --------------  ---------------
Change in cash and cash equivalents............................................           22,896              --           22,896
Adjustments to conform acquired company's year end.............................           (4,140)             --           (4,140)
Cash and cash equivalents, beginning of period.................................           71,706              --           71,706
                                                                                 ----------------  --------------  ---------------
Cash and cash equivalents, end of period.......................................  $        90,462   $          --   $       90,462
                                                                                 ================  ==============  ===============

SIEBEL SYSTEMS, INC.
Consolidated Statements of Operations
 (In thousands, except per share data)

                                                             Three Months                         Three Months
                                                                Ended                                Ended
                                                             September 30,                        September 30,
                                                                 2004           Adjustments           2004
                                                           -----------------  ----------------  -----------------
                                                             (as reported)                        (as restated)
Revenues:
    Software.............................................  $        104,579   $            --   $        104,579
    Professional services, maintenance and other.........           212,507                --            212,507
                                                           -----------------  ----------------  -----------------
        Total revenues...................................           317,086                --            317,086
                                                           -----------------  ----------------  -----------------
Cost of revenues:
    Software.............................................             3,010                --              3,010
    Professional services, maintenance and other.........           108,868               278            109,146
                                                           -----------------   ---------------   ----------------
        Total cost of revenues...........................           111,878               278            112,156
                                                           -----------------  ----------------  -----------------
        Gross margin.....................................           205,208              (278)           204,930
                                                           -----------------  ----------------  -----------------
Operating expenses:
    Product development..................................            69,718               592             70,310
    Sales and marketing..................................            76,500               168             76,668
    General and administrative...........................            27,114               129             27,243
    Restructuring and related expenses...................             6,151               591              6,742
                                                           -----------------  ----------------  -----------------
        Total operating expenses.........................           179,483             1,480            180,963
                                                           -----------------  ----------------  -----------------
        Operating income (loss)..........................            25,725            (1,758)            23,967
                                                           -----------------  ----------------  -----------------

Other income, net:
    Interest and other income, net.......................            11,698                --             11,698
    Interest expense.....................................              (174)               --               (174)
                                                           -----------------  ----------------  -----------------
        Total other income, net..........................            11,524                --             11,524
                                                           -----------------  ----------------  -----------------
        Income (loss) before income taxes................            37,249            (1,758)            35,491
Income tax provision (benefit)...........................            17,879              (718)            17,161
                                                           -----------------  ----------------  -----------------
        Net income (loss)................................  $         19,370   $        (1,040)  $         18,330
                                                           =================  ================  =================

Diluted net income (loss) per share......................  $           0.04   $         (0.01)  $           0.03
                                                           =================  ================  =================
Basic net income (loss) per share........................  $           0.04   $            --   $           0.04
                                                           =================  ================  =================

Shares used in diluted share computation.................           533,303                --            533,303
                                                           =================  ================  =================
Shares used in basic share computation...................           506,706                --            506,706
                                                           =================  ================  =================

SIEBEL SYSTEMS, INC.
Consolidated Statements of Operations
 (In thousands, except per share data)

                                                                    Three Months                      Three Months
                                                                       Ended                             Ended
                                                                      June 30,                          June 30,
                                                                        2004          Adjustments         2004
                                                                  ----------------  --------------  ---------------
                                                                    (as reported)                     (as restated)
Revenues:
    Software....................................................  $        94,829   $          --   $       94,829
    Professional services, maintenance and other................          206,230              --          206,230
                                                                  ----------------  --------------  ---------------
        Total revenues..........................................          301,059              --          301,059
                                                                  ----------------  --------------  ---------------
Cost of revenues:
    Software....................................................            2,837              --            2,837
    Professional services, maintenance and other................          107,741             309          108,050
                                                                  ----------------   -------------   --------------
        Total cost of revenues..................................          110,578             309          110,887
                                                                  ----------------  --------------  ---------------
        Gross margin............................................          190,481            (309)         190,172
                                                                  ----------------  --------------  ---------------
Operating expenses:
    Product development.........................................           75,537             590           76,127
    Sales and marketing.........................................           78,409             143           78,552
    General and administrative..................................           27,512             133           27,645
    Restructuring and related expenses..........................           (1,006)             --           (1,006)
    Purchased in-process product development....................            6,000              --            6,000
                                                                  ----------------  --------------  ---------------
        Total operating expenses................................          186,452             866          187,318
                                                                  ----------------  --------------  ---------------
        Operating income (loss).................................            4,029          (1,175)           2,854
                                                                  ----------------  --------------  ---------------

Other income, net:
    Interest and other income, net..............................           10,031              --           10,031
    Interest expense............................................             (234)             --             (234)
                                                                  ----------------  --------------  ---------------
        Total other income, net.................................            9,797              --            9,797
                                                                  ----------------  --------------  ---------------
        Income (loss) before income taxes.......................           13,826          (1,175)          12,651
Income tax provision (benefit)..................................            5,610            (480)           5,130
                                                                  ----------------  --------------  ---------------
        Net income (loss).......................................  $         8,216   $        (695)  $        7,521
                                                                  ================  ==============  ===============

Diluted net income (loss) per share.............................  $          0.02   $       (0.01)  $         0.01
                                                                  ================  ==============  ===============
Basic net income (loss) per share...............................  $          0.02   $       (0.01)  $         0.01
                                                                  ================  ==============  ===============

Shares used in diluted share computation........................          541,543              --          541,543
                                                                  ================  ==============  ===============
Shares used in basic share computation..........................          504,114              --          504,114
                                                                  ================  ==============  ===============

SIEBEL SYSTEMS, INC.
Consolidated Statements of Operations
 (In thousands, except per share data)

                                                                 Three Months                      Three Months
                                                                    Ended                             Ended
                                                                   March 31,                         March 31,
                                                                     2004          Adjustments         2004
                                                               ----------------  --------------  -----------------
                                                                 (as reported)                     (as restated)
Revenues:
    Software.................................................  $       126,799   $          --   $        126,799
    Professional services, maintenance and other.............          202,488              --            202,488
                                                               ----------------  --------------  -----------------
        Total revenues.......................................          329,287              --            329,287
                                                               ----------------  --------------  -----------------
Cost of revenues:
    Software.................................................            3,207              --              3,207
    Professional services, maintenance and other.............          107,925             289            108,214
                                                               ----------------   -------------   ----------------
        Total cost of revenues...............................          111,132             289            111,421
                                                               ----------------  --------------  -----------------
        Gross margin.........................................          218,155            (289)           217,866
                                                               ----------------  --------------  -----------------
Operating expenses:
    Product development......................................           72,024             609             72,633
    Sales and marketing......................................           86,257             141             86,398
    General and administrative...............................           21,574             125             21,699
    Restructuring and related expenses.......................              598             (27)               571
                                                               ----------------  --------------  -----------------
        Total operating expenses.............................          180,453             848            181,301
                                                               ----------------  --------------  -----------------
        Operating income (loss)..............................           37,702          (1,137)            36,565
                                                               ----------------  --------------  -----------------

Other income, net:
    Interest and other income, net...........................           12,075              --             12,075
    Interest expense.........................................             (320)             --               (320)
                                                               ----------------  --------------  -----------------
        Total other income, net..............................           11,755              --             11,755
                                                               ----------------  --------------  -----------------
        Income (loss) before income taxes....................           49,457          (1,137)            48,320
Income tax provision (benefit)...............................           17,805            (465)            17,340
                                                               ----------------  --------------  -----------------
        Net income (loss)....................................  $        31,652   $        (672)  $         30,980
                                                               ================  ==============  =================

Diluted net income (loss) per share..........................  $          0.06   $          --   $           0.06
                                                               ================  ==============  =================
Basic net income (loss) per share............................  $          0.06   $          --   $           0.06
                                                               ================  ==============  =================

Shares used in diluted share computation.....................          546,401              --            546,401
                                                               ================  ==============  =================
Shares used in basic share computation.......................          501,128              --            501,128
                                                               ================  ==============  =================

SIEBEL SYSTEMS, INC.
Consolidated Statements of Operations
 (In thousands, except per share data)

                                                                     Three Months                           Three Months
                                                                        Ended                                  Ended
                                                                     December 31,                           December 31,
                                                                         2003             Adjustments           2003
                                                                   ------------------  -----------------  -----------------
                                                                     (as reported)                          (as restated)
Revenues:
    Software.....................................................  $         150,285   $             --   $        150,285
    Professional services, maintenance and other.................            216,457                 --            216,457
                                                                   ------------------  -----------------  -----------------
        Total revenues...........................................            366,742                 --            366,742
                                                                   ------------------  -----------------  -----------------
Cost of revenues:
    Software.....................................................              3,394                 --              3,394
    Professional services, maintenance and other.................            115,698                513            116,211
                                                                   ------------------   ----------------   ----------------
        Total cost of revenues...................................            119,092                513            119,605
                                                                   ------------------  -----------------  -----------------
        Gross margin.............................................            247,650               (513)           247,137
                                                                   ------------------  -----------------  -----------------
Operating expenses:
    Product development..........................................             82,675                471             83,146
    Sales and marketing..........................................             80,329                283             80,612
    General and administrative...................................             24,222                110             24,332
    Restructuring and related expenses...........................               (650)                --               (650)
    Purchased in-process product development.....................              5,312                 --              5,312
                                                                   ------------------  -----------------  -----------------
        Total operating expenses.................................            191,888                864            192,752
                                                                   ------------------  -----------------  -----------------
        Operating income (loss)..................................             55,762             (1,377)            54,385
                                                                   ------------------  -----------------  -----------------

Other income, net:
    Interest and other income, net...............................              9,509                 --              9,509
    Interest expense.............................................               (352)                --               (352)
                                                                   ------------------  -----------------  -----------------
        Total other income, net..................................              9,157                 --              9,157
                                                                   ------------------  -----------------  -----------------
        Income (loss) before income taxes........................             64,919             (1,377)            63,542
Income tax provision (benefit)...................................             23,371               (562)            22,809
                                                                   ------------------  -----------------  -----------------
        Net income (loss)........................................  $          41,548   $           (815)  $         40,733
                                                                   ==================  =================  =================

Diluted net income (loss) per share..............................  $            0.08   $          (0.01)  $           0.07
                                                                   ==================  =================  =================
Basic net income (loss) per share................................  $            0.08   $             --   $           0.08
                                                                   ==================  =================  =================

Shares used in diluted share computation.........................            543,535                 --            543,535
                                                                   ==================  =================  =================
Shares used in basic share computation...........................            496,579                 --            496,579
                                                                   ==================  =================  =================

SIEBEL SYSTEMS, INC.
Consolidated Statements of Operations
 (In thousands, except per share data)

                                                                  Three Months                         Three Months
                                                                     Ended                                Ended
                                                                  September 30,                        September 30,
                                                                      2003            Adjustments          2003
                                                                ------------------  ---------------  ----------------
                                                                  (as reported)                        (as restated)
Revenues:
    Software..................................................  $         110,003   $           --   $       110,003
    Professional services, maintenance and other..............            211,429               --           211,429
                                                                ------------------  ---------------  ----------------
        Total revenues........................................            321,432               --           321,432
                                                                ------------------  ---------------  ----------------
Cost of revenues:
    Software..................................................              5,974               --             5,974
    Professional services, maintenance and other..............            120,489              562           121,051
                                                                ------------------   --------------   ---------------
        Total cost of revenues................................            126,463              562           127,025
                                                                ------------------  ---------------  ----------------
        Gross margin..........................................            194,969             (562)          194,407
                                                                ------------------  ---------------  ----------------
Operating expenses:
    Product development.......................................             71,432              463            71,895
    Sales and marketing.......................................             82,756              280            83,036
    General and administrative................................             27,319              107            27,426
    Restructuring and related expenses........................            104,767           (1,934)          102,833
                                                                ------------------  ---------------  ----------------
        Total operating expenses..............................            286,274           (1,084)          285,190
                                                                ------------------  ---------------  ----------------
        Operating income (loss)...............................            (91,305)             522           (90,783)
                                                                ------------------  ---------------  ----------------

Other income, net:
    Interest and other income, net............................             14,140               --            14,140
    Loss on early extinguishment of debt......................            (10,711)              --           (10,711)
    Interest expense..........................................             (4,827)              --            (4,827)
                                                                ------------------  ---------------  ----------------
        Total other income, net...............................             (1,398)              --            (1,398)
                                                                ------------------  ---------------  ----------------
        Income (loss) before income taxes.....................            (92,703)             522           (92,181)
Income tax provision (benefit)................................            (33,373)            (107)          (33,480)
                                                                ------------------  ---------------  ----------------
        Net income (loss).....................................  $         (59,330)  $          629   $       (58,701)
                                                                ==================  ===============  ================

Diluted net income (loss) per share...........................  $           (0.12)  $           --   $         (0.12)
                                                                ==================  ===============  ================
Basic net income (loss) per share.............................  $           (0.12)  $           --   $         (0.12)
                                                                ==================  ===============  ================

Shares used in diluted share computation......................            493,933               --           493,933
                                                                ==================  ===============  ================
Shares used in basic share computation........................            493,933               --           493,933
                                                                ==================  ===============  ================

SIEBEL SYSTEMS, INC.
Consolidated Statements of Operations
 (In thousands, except per share data)

                                                                   Three Months                       Three Months
                                                                      Ended                              Ended
                                                                     June 30,                           June 30,
                                                                      2003           Adjustments          2003
                                                                 ----------------  ---------------  -----------------
                                                                   (as reported)                      (as restated)
Revenues:
    Software...................................................  $       109,894   $           --   $        109,894
    Professional services, maintenance and other...............          223,405               --            223,405
                                                                 ----------------  ---------------  -----------------
        Total revenues.........................................          333,299               --            333,299
                                                                 ----------------  ---------------  -----------------
Cost of revenues:
    Software...................................................            4,268               --              4,268
    Professional services, maintenance and other...............          126,141              531            126,672
                                                                 ----------------   --------------   ----------------
        Total cost of revenues.................................          130,409              531            130,940
                                                                 ----------------  ---------------  -----------------
        Gross margin...........................................          202,890             (531)           202,359
                                                                 ----------------  ---------------  -----------------
Operating expenses:
    Product development........................................           75,474              463             75,937
    Sales and marketing........................................           93,876              316             94,192
    General and administrative.................................           28,175              162             28,337
    Restructuring and related expenses.........................              274             (147)               127
                                                                 ----------------  ---------------  -----------------
        Total operating expenses...............................          197,799              794            198,593
                                                                 ----------------  ---------------  -----------------
        Operating income (loss)................................            5,091           (1,325)             3,766
                                                                 ----------------  ---------------  -----------------

Other income, net:
    Interest and other income, net.............................           15,025               --             15,025
    Interest expense...........................................           (4,854)              --             (4,854)
                                                                 ----------------  ---------------  -----------------
        Total other income, net................................           10,171               --             10,171
                                                                 ----------------  ---------------  -----------------
        Income (loss) before income taxes......................           15,262           (1,325)            13,937
Income tax provision (benefit).................................            5,494             (566)             4,928
                                                                 ----------------  ---------------  -----------------
        Net income (loss)......................................  $         9,768   $         (759)  $          9,009
                                                                 ================  ===============  =================

Diluted net income (loss) per share............................  $          0.02   $           --   $           0.02
                                                                 ================  ===============  =================
Basic net income (loss) per share..............................  $          0.02   $           --   $           0.02
                                                                 ================  ===============  =================

Shares used in diluted share computation.......................          526,726               --            526,726
                                                                 ================  ===============  =================
Shares used in basic share computation.........................          490,078               --            490,078
                                                                 ================  ===============  =================

SIEBEL SYSTEMS, INC.
Consolidated Statements of Operations
 (In thousands, except per share data)

                                                            Three Months                       Three Months
                                                               Ended                              Ended
                                                              March 31,                          March 31,
                                                                2003           Adjustments         2003
                                                          -----------------  --------------  -----------------
                                                            (as reported)                      (as restated)
Revenues:
    Software............................................  $        112,092   $          --   $        112,092
    Professional services, maintenance and other........           220,663              --            220,663
                                                          -----------------  --------------  -----------------
        Total revenues..................................           332,755              --            332,755
                                                          -----------------  --------------  -----------------
Cost of revenues:
    Software............................................             4,721              --              4,721
    Professional services, maintenance and other........           125,512             560            126,072
                                                          -----------------   -------------   ----------------
        Total cost of revenues..........................           130,233             560            130,793
                                                          -----------------  --------------  -----------------
        Gross margin....................................           202,522            (560)           201,962
                                                          -----------------  --------------  -----------------
Operating expenses:
    Product development.................................            79,271             437             79,708
    Sales and marketing.................................           100,172             306            100,478
    General and administrative..........................            26,366             133             26,499
                                                          -----------------  --------------  -----------------
        Total operating expenses........................           205,809             876            206,685
                                                          -----------------  --------------  -----------------
        Operating income (loss).........................            (3,287)         (1,436)            (4,723)
                                                          -----------------  --------------  -----------------

Other income, net:
    Interest and other income, net......................            15,397              --             15,397
    Interest expense....................................            (4,894)             --             (4,894)
                                                          -----------------  --------------  -----------------
        Total other income, net.........................            10,503              --             10,503
                                                          -----------------  --------------  -----------------
        Income (loss) before income taxes...............             7,216          (1,436)             5,780
Income tax provision (benefit)..........................             2,598            (586)             2,012
                                                          -----------------  --------------  -----------------
        Net income (loss)...............................  $          4,618   $        (850)  $          3,768
                                                          =================  ==============  =================

Diluted net income (loss) per share.....................  $           0.01   $          --   $           0.01
                                                          =================  ==============  =================
Basic net income (loss) per share.......................  $           0.01   $          --   $           0.01
                                                          =================  ==============  =================

Shares used in diluted share computation................           511,391              --            511,391
                                                          =================  ==============  =================
Shares used in basic share computation..................           487,254              --            487,254
                                                          =================  ==============  =================
* Certain prior year amounts have been reclassified to conform to the current year presentation.